CSOP ETF TRUST

PROSPECTUS
January 30, 2017

CSOP FTSE CHINA A50 ETF (AFTY)
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF (CNHX)
CSOP CHINA CSI 300 A-H DYNAMIC ETF (HAHA)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Investment Adviser: CSOP Asset Management Limited

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

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CSOP FTSE CHINA A50 ETF

Investment Objective

The CSOP FTSE China A50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the FTSE China A50 Net Total Return Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example. If the commissions were included in the Example, your costs would be higher.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.71%
Fee Waiver(1)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.70%

(1)	The Total Annual Fund Operating Expenses (before and after any fee waiver) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment. CSOP Asset Management Limited, the Fund’s investment adviser (the “Adviser”) has agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the CSOP FTSE China A50 ETF, an affiliated fund advised by CSOP Asset Management Limited and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund. This undertaking will continue for at least twelve months from the date of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 410% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by tracking the performance of the FTSE China A50 Net Total Return Index (the “Index”). The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index. This means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents.

A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in renminbi (“RMB”), the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges. Under current Chinese regulations and subject to certain exceptions, foreign investors such as the Fund are permitted to invest in A-Shares only (i) through designated foreign institutional investors that meet certain requirements of and have been granted status by the China Securities Regulatory Commission (“CSRC”), or (ii) through the Shanghai-Hong Kong Stock Connect program and other similar programs.

Under the first approach, foreign investors such as the Fund are permitted to invest through institutional investors designated as either a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”). Under current regulations, each QFII and RQFII is permitted to invest up to a specific aggregate dollar amount in A-Shares by China’s State Administration of Foreign Exchange (“SAFE”). A QFII or RQFII may not invest in A-Shares above its quota amount, although to the extent that a QFII or RQFII has utilized its allocated investment quota, it may apply for an increase to its quota. There, however, is no guarantee that such application will be granted.

Under the second approach, since November of 2014, foreign investors have been permitted to invest in eligible China A-Shares listed on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program, which was launched in 2014, established a securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time. More recently, in December of 2016, foreign investors also are permitted to invest in eligible China A-Shares listed on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program. While the Fund may access China A-Shares through the Shenzhen-Hong Kong Stock Connect program in the future, it has no immediate plans to do so.

The Adviser is a licensed RQFII and QFII. The Adviser, on behalf of the Fund, may invest in A-Shares and other securities of Chinese companies listed for trading on the Shanghai and Shenzhen Stock Exchanges up to its designated quota amount. The Adviser, on behalf of the Fund, also will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.

The Fund will typically invest at least 80% of its total assets in the securities included in the Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); (ii) other securities not included in the Index (including H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchange); and (iii) certain derivatives, such as futures contracts and options contracts on equity securities designed to provide similar exposure to the Index. Subject to the requirement to generally invest at least 80% of its total assets in the securities of the Index, the Fund also may invest in money market instruments, cash and cash equivalents.

In seeking to track the performance of the Index, the Fund uses a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the

Index. The Fund may or may not hold all of the securities in the Index. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund is considered to be “diversified” and therefore must meet certain diversification requirements under the 1940 Act. To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of December 31, 2016, the Index was concentrated in the financial sector.

The Index is sponsored by FTSE International Limited (the “Index Provider”). The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index.

Principal Risks

As with all investments, the value of an investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment, over short- or long-term periods. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are described below. Each of these factors could cause the value of an investment in the Fund to decline.

Risk of Investing in China — Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market, and as a result, investments in securities of companies organized and listed in China may be subject to significantly higher volatility from time to time than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Risk of Investments in A-Shares — The Index is comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest directly in A-Shares through the Adviser’s RQFII quota, and will also invest in eligible A-Shares through the Shanghai-Hong Kong Stock Connect program. Therefore, the size of the Fund’s direct investment in A-Shares is limited by both the size of the Adviser’s RQFII quota and any trading limits or other restrictions applicable to A-Shares traded through the Shanghai-Hong Kong Stock Connect program. This places practical limitations on the size of the Fund and may have a negative impact on trading of Fund shares. In addition, the RQFII quota of the Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII quota was, or RQFII quotas generally were, reduced or eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This would likely have a material adverse impact on the Fund’s performance and its ability to meet its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Adviser’s RQFII quota, or trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares could cause the Fund’s shares to trade at a premium or discount to the net asset value (“NAV”) of the Fund and the Fund could experience substantial redemptions.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the Fund’s tracking error. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may require the Fund to “fair value” a portion of its portfolio holdings (as described below in “Pricing of Fund Shares”). In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Fund’s portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.

Risk of Investment and Repatriation Restrictions — Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, as well as limits on the classes of securities in which the Fund may invest. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests.

A-Shares Tax Risk — The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC taxation rules are evolving, may change, and new rules may be applied retroactively. Any such changes could have an adverse impact on Fund performance.

Risk of Investing Through Shanghai-Hong Kong Stock Connect — The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program. These daily investment quotas may restrict or preclude the ability of the Fund to invest in securities obtained via the program.

Authorized Participant Concentration Risk — Only an Authorized Participant (as defined in the “Purchase and Sale of Fund Shares” section of this prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political and regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Custody Risk — Less developed markets such as China are more likely to experience problems with the clearance and settlement of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities markets are, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require that the A-Shares purchased for the Fund by the Adviser may be credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may similarly credit all non-A-Share securities to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may not use the account for any purpose other than maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund, resulting in potentially substantial losses to the Fund and Fund investors.

Derivatives Risk — The Fund may invest in derivatives. Examples of derivatives include futures contracts and options contracts. Derivatives are subject to a number of risks, including market, correlation, leverage and interest rate risks. Derivatives may experience dramatic price changes and imperfect correlations between the price of the derivative contract and the underlying assets, rates, indices or other indicators, which may increase the Fund’s volatility and have a negative impact on Fund returns.

Emerging Markets Risk — While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.

Equity Securities Risk — An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may go up or down significantly and without warning.

Financial Sector Risk — The Index, and thus the Fund, may be concentrated (i.e., invest more than 25% of its assets) in the financial sector. Companies in the financial sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Greater Chinese governmental involvement in the financial sector poses additional risks for investors, including the risk of appropriation or seizure by the Chinese government and the risk of abrupt changes in government policy or regulation.

Index Tracking Error Risk — As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes, and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade.

International Closed Market Trading Risk — Because the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Large-Capitalization Securities Risk — The Fund’s investments are expected to be composed primarily of securities of large-capitalization issuers. As a result, the Fund will be subject to the risk that large-capitalization issuers, and thus the Fund’s portfolio, may underperform other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Fund could vary from its stated objective, and you could lose money.

Non-U.S. Currency Risk — The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s performance may be adversely affected by changes in currency exchange rates, which can be very volatile and change quickly and unpredictably. In addition, the remittance of foreign currency and the exchange of RMB within China are subject to significant governmental restrictions. Because all transactions in A-Shares must be settled in RMB, limitations of the supply of RMB may adversely affect the Fund’s operations. There is no assurance that the Fund will continue to have access to sufficient amounts of RMB to remain fully invested.

Non-U.S. Securities Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Passive Investment Risk — The Fund is not actively managed, and therefore will not sell securities due to current or projected underperformance of the security, industry or sector.

Risk of Cash Transactions — Unlike some other ETFs, the Fund expects to effect creations and redemptions principally in cash, rather than through the in-kind contribution or redemption of securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that transacts in-kind.

Secondary Market Trading Risk — Trading in Fund shares may be halted by NYSE Arca, Inc. (the “Exchange”), or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund May Trade at Prices Other than NAV — Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.csopasset.us/en-us/home/.

Highest Performing Quarter: 7.84% in 3rd quarter of 2016
Lowest Performing Quarter: (9.19)% in 1st quarter of 2016

Average Annual Total Returns (Through December 31, 2016)

	1 Year	Since Inception (since 3/10/15)
Return Before Taxes	(7.85)%	(5.18)%
Return After Taxes on Distributions	(7.90)%	(6.52)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.02)%	(3.22)%
FTSE China A50 Net Total Return Index (reflects no deduction of fees, expenses or taxes)	(10.55)%	(5.43)%

The after-tax returns presented in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Fund.

Portfolio Managers

Louis Lu, Portfolio Manager, and Fred Zhang, Senior Portfolio Manager, have primary responsibility for the day-to-day management of the Fund, and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of this prospectus.

CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

Investment Objective

The CSOP MSCI China A International Hedged ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the MSCI China A International with CNH 100% Hedged to USD Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example. If the commissions were included in the Example, your costs would be higher.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by tracking the performance of the MSCI China A International with CNH 100% Hedged to USD Index (the “Index”). The Index is designed to track the equity market performance of Chinese securities (A-Shares) listed on both the Shanghai Stock Exchange and the Shenzhen Stock Exchange, while at the same time neutralizing exposure to the fluctuations of the RMB relative to the U.S. dollar. The Index is broad-based and aims to capture the majority of the investible domestic Chinese equity universe, including large-cap and mid-cap A-Share stocks. The Index is currency hedged to the U.S. dollar by adjusting the daily index value to reflect the impact of selling renminbi (“RMB”) forward contracts at the one-month forward rate published by WM/Reuters. The strategies used by the Fund to track the performance of the Index are discussed in more detail below.

A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in RMB, the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges. Under current Chinese regulations and subject to certain exceptions, foreign investors such as the Fund are permitted to invest in A-Shares only (i) through designated foreign institutional investors that meet certain requirements of and have been granted status by the China Securities Regulatory Commission (“CSRC”), or (ii) through the Shanghai-Hong Kong Stock Connect program and other similar programs.

Under the first approach, foreign investors such as the Fund are permitted to invest through institutional investors designated as either a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”). Under current regulations, each QFII and RQFII is permitted to invest up to a specific aggregate dollar amount in A-Shares by China’s State Administration of Foreign Exchange (“SAFE”). A QFII or RQFII may not invest in A-Shares above its quota amount, although to the extent that a QFII or RQFII has utilized its allocated investment quota, it may apply for an increase to its quota. There, however, is no guarantee that such application will be granted.

Under the second approach, since November of 2014, foreign investors have been permitted to invest in eligible China A-Shares listed on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program, which was launched in 2014, established a securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time. More recently, in December of 2016, foreign investors also are permitted to invest in eligible China A-Shares listed on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program. While the Fund may access China A-Shares through the Shenzhen-Hong Kong Stock Connect program in the future, it has no immediate plans to do so.

The Adviser is a licensed RQFII and QFII. The Adviser, on behalf of the Fund, may invest in A-Shares and other securities of Chinese companies listed for trading on the Shanghai and Shenzhen Stock Exchanges up to its designated quota amount. The Adviser, on behalf of the Fund, also will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.

The Fund will typically invest at least 80% of its total assets in the securities included in the Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); (ii) other securities not included in the Index (including H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchange); and (iii) certain derivatives, such as futures contracts and options contracts on equity securities designed to provide similar exposure to the Index. Subject to the requirement to generally invest at least 80% of its total assets in the securities of the Index, the Fund also may invest in money market instruments, cash and cash equivalents.

The Index “hedges” against fluctuations in the relative value of the RMB against the U.S. dollar. The currency “hedge” is designed to minimize the impact of changes in the value of RMB relative to the U.S. dollar on the value of the Index. As a result, the Index is designed to have higher returns than an equivalent non-currency hedged investment when the RMB is weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent unhedged investment when the RMB is rising relative to the U.S. dollar. In order to reflect the currency hedge, the Index applies an applicable published WM/Reuters one-month currency forward rate on RMB and U.S. dollars to the total equity exposure to the value of the China A-Shares included in the Index.

In order to hedge its exposure to RMB, the Fund intends to enter into forward currency contracts or listed futures contracts designed to minimize the Fund’s exposure to RMB. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed upon exchange rate. A listed futures contract is essentially an exchange-traded forward contract. The amount of forward contracts and futures contracts in the Fund is based on the aggregate exposure of the Fund to RMB. While this approach is designed to minimize the impact of currency fluctuations on the Fund returns, it does not necessarily eliminate the Fund’s exposure to the RMB. The return of the forward currency contracts and currency futures contracts may not perfectly offset the actual fluctuations between the RMB and the U.S. dollar.

In seeking to track the performance of the Index, the Fund uses a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund is considered to be “diversified” and therefore must meet certain diversification requirements under the 1940 Act. To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index. As of December 31, 2016, the Index was concentrated in the financial sector.

The Index is a free float-adjusted market capitalization-weighted index compiled and calculated by MSCI Inc. (“MSCI”). MSCI is not affiliated with the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. MSCI determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index.

The Index is designed to track the equity market performance of large-cap and mid-cap Chinese securities listed on the Shanghai and Shenzhen Stock Exchanges. The Index is based on the concept of the integrated MSCI China equity universe with mainland Chinese securities included.

As of December 31, 2016, the Index had a total market capitalization of RMB 5,993 billion ($859 billion). As of December 31, 2016, the 10 largest constituent securities of the Index represented approximately 15.40% of the Index.

Principal Risks

As with all investments, the value of an investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment, over short- or long-term periods. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline.

Risk of Investing in China — Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market, and as a result, investments in securities of companies organized and listed in China may be subject to significantly higher volatility from time to time than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Risk of Investments in A-Shares — The Index is comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest directly in A-Shares through the Adviser’s RQFII quota, and will also invest in eligible A-Shares through the Shanghai-Hong Kong Stock Connect program. Therefore, the size of the Fund’s direct investment in A-Shares is limited by both the size of the Adviser’s RQFII quota and any trading limits or other restrictions applicable to A-Shares traded through the Shanghai-Hong Kong Stock Connect program. This places practical limitations on the size of the Fund and may have a negative impact on trading of Fund shares. In addition, the RQFII quota of the Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII quota was, or RQFII quotas generally were, reduced or eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This would likely have a material adverse impact on the Fund’s performance and its ability to meet its investment objective.

If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Adviser’s RQFII quota, or trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares could cause the Fund’s shares to trade at a premium or discount to the net asset value (“NAV”) of the Fund and the Fund could experience substantial redemptions.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the Fund’s tracking error. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may require the Fund to “fair value” a portion of its portfolio holdings (as described below in “Pricing of Fund Shares”). In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Fund’s portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.

Risk of Investment and Repatriation Restrictions — Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, as well as limits on the classes of securities in which the Fund may invest. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests.

A-Shares Tax Risk — The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is, at present, uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC rules for taxation are evolving, may change, and new rules may be applied retroactively. Any such changes could have an adverse impact on Fund performance.

Risk of Investing Through Shanghai-Hong Kong Stock Connect — The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program. These daily investment quotas may restrict or preclude the ability of the Fund to invest in securities obtained via the program.

Authorized Participant Concentration Risk — Only an Authorized Participant (as defined below in the “Purchase and Sale of Fund Shares” section of this prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political and regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Custody Risk — Less developed markets such as China are more likely to experience problems with the clearance and settlement of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities markets are, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require that the A-Shares purchased for the Fund by the Adviser may be credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may similarly credit all non-A-Share securities to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may not use the account for any purpose other than maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund, resulting in potentially substantial losses to the Fund and Fund investors.

Derivatives Risk — The Fund may invest in derivatives. Examples of derivatives include forward currency contracts, futures contracts and options contracts. Derivatives are subject to a number of risks, including market, correlation, leverage and interest rate risks. Derivatives may experience dramatic price changes and imperfect correlations between the price of the derivative contract and the underlying assets, rates, indices or other indicators, which may increase the Fund’s volatility and have a negative impact on Fund returns.

Emerging Markets Risk — While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.

Equity Securities Risk — An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may go up or down significantly and without warning.

Financial Sector Risk — The Index, and thus the Fund, may be concentrated (i.e., invest more than 25% of its assets) in the financial sector. Companies in the financial sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Greater Chinese governmental involvement in the financial sector poses additional risks for investors, including the risk of appropriation or seizure by the Chinese government and the risk of abrupt changes in government policy or regulation.

Index Tracking Error Risk — As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes, and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade.

International Closed Market Trading Risk — Because the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Large-Capitalization Securities Risk — The Fund’s investments are expected to include securities of large-capitalization issuers. As a result, the Fund will be subject to the risk that large-capitalization issuers, and thus the Fund’s portfolio, may underperform in other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Fund could vary from its stated objective, and you could lose money.

Mid-Capitalization Securities Risk — The Fund’s investments are expected to include securities of mid-capitalization issuers. Compared to large-capitalization issuers, mid-capitalization issuers may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Non-U.S. Currency Risk — The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB. Although the Fund uses various strategies to attempt to minimize the impact of changes in the value of RMB against the U.S. dollar, these strategies may not be successful. In addition, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to RMB may not be fully hedged at all times. This may limit the effectiveness of the Fund’s currency-hedging strategies. Currency exchange rates can be very volatile and can change, quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down, quickly and unpredictably, as a result of currency fluctuations and investors may lose money.

Non-U.S. Securities Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Passive Investment Risk — The Fund is not actively managed, and therefore will not sell securities due to current or projected underperformance of the security, industry or sector.

Risk of Cash Transactions — Unlike some other ETFs, the Fund expects to effect creations and redemptions principally in cash, rather than through the in-kind contribution or redemption of securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that transacts in-kind.

Secondary Market Trading Risk — Trading in Fund shares may be halted by NYSE Arca, Inc. (the “Exchange”), or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund May Trade at Prices Other than NAV — Although market prices for the Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.csopasset.us/en-us/home/.

Highest Performing Quarter: 4.84% in 3rd quarter of 2016
Lowest Performing Quarter: (15.12)% in 1st quarter of 2016

Average Annual Total Returns (Through December 31, 2016)

	1 Year	Since Inception (since 10/20/15)
Return Before Taxes	(13.00)%	(9.22)%
Return After Taxes on Distributions	(14.44)%	(10.49)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.02)%	(7.42)%
MSCI China A International with CNH 100% Hedged to USD Index (reflects no deduction of fees, expenses or taxes)	(15.09)%	(10.98)%

The after-tax returns presented in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Fund.

Portfolio Managers

Louis Lu, Portfolio Manager, and Fred Zhang, Senior Portfolio Manager, have primary responsibility for the day-to-day management of the Fund, and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of this prospectus.

CSOP CHINA CSI 300 A-H DYNAMIC ETF

Investment Objective

The CSOP China CSI 300 A-H Dynamic ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the CSI 300 Smart Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example. If the commissions were included in the Example, your costs would be higher.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by tracking the performance of the CSI 300 Smart Index (the “Index”). The Index includes shares of every company in the CSI 300 Index. The CSI 300 Index measures the performance of the 300 A-Share stocks with the largest market capitalizations listed on the Main Board of the Shanghai Stock Exchange or the Main Board, Small and Medium Enterprise Board or ChiNext Board of the Shenzhen Stock Exchange. Certain of the constituent companies included in the CSI 300 Index have issued both A-Shares, which are traded in China, and H-Shares, which are traded in Hong Kong (a more detailed description of the differences between A-Shares and H-Shares is provided below). Historically, a company issuing both share-types has seen its A-Shares trade at a premium to its H-Shares. For these constituent companies, the Index will include either A-Shares or H-Shares, depending on which type of security is determined to be “undervalued” based on the Index formula developed by CSI (the “Formula”). The Index will “switch” from A-Shares to H-Shares (and vice versa) based on the results of a monthly computation of the Formula. In this manner the Index attempts to capture the share price appreciation of the undervalued share-type of Chinese companies included in the CSI 300 Index.

For constituent companies that have issued A-Shares only, the A-Shares will be included in the Index and the Formula will not apply. Additional details about the Formula can be found in the section of this prospectus titled “The Index.”

H-Shares are specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). H-Shares are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange. A-Shares are a different classification of equity securities issued by companies incorporated in the PRC. A-Shares are denominated and traded in RMB, the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges. Under current Chinese regulations and subject to certain exceptions, foreign investors such as the Fund are permitted to invest in A-Shares only (i) through designated foreign institutional investors that meet certain requirements of and have been granted status by the China Securities Regulatory Commission (“CSRC”), or (ii) through the Shanghai-Hong Kong Stock Connect program and other similar programs.

Under the first approach, foreign investors such as the Fund are permitted to invest in A-Shares through institutional investors designated as either a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”). Under current regulations, each QFII and RQFII is permitted to invest up to a specific aggregate dollar amount in A-Shares by China’s State Administration of Foreign Exchange (“SAFE”). A QFII or RQFII may not invest in A-Shares above its quota amount, although to the extent that a QFII or RQFII has utilized its allocated investment quota, it may apply for an increase to its quota. There, however, is no guarantee that such application will be granted.

Under the second approach, since November of 2014, foreign investors have been permitted to invest in eligible China A-Shares listed on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program, which was launched in 2014, established securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time. More recently, in December of 2016, foreign investors also are permitted to invest in eligible China A-Shares listed on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program. While the Fund may access China A-Shares through the Shenzhen-Hong Kong Stock Connect program in the future, it has no immediate plans to do so.

The Adviser is a licensed RQFII and QFII. The Adviser, on behalf of the Fund, may invest in A-Shares and other securities of Chinese companies listed for trading on the Shanghai and Shenzhen Stock Exchanges up to its designated quota amount. The Adviser, on behalf of the Fund, also will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.

The Fund will typically invest at least 80% of its total assets in the securities included in the Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); (ii) other securities not included in the Index; and (iii) certain derivatives, such as futures contracts and options contracts on equity securities designed to provide similar exposure to the Index. Subject to the requirement to generally invest at least 80% of its total assets in the securities of the Index, the Fund also may invest in money market instruments, cash and cash equivalents.

In seeking to track the performance of the Index, the Fund uses a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund is considered to be “diversified” and therefore must meet certain diversification requirements under the 1940 Act. To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index. As of December 31, 2016, the Index was concentrated in the financial sector.

The Index is a free float-adjusted category-weighted index compiled and calculated by China Securities Index Co., Ltd. (“CSI”). CSI is not affiliated with the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. CSI determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index.

The Index is designed to track the equity market performance of large-cap and mid-cap Chinese securities listed on the Shanghai and Shenzhen Stock Exchanges. The Index reflects an investment strategy which is comprised of the overall performance of the CSI 300 Index constituent companies and returns from share class switches, i.e., switching between share classes (namely A-Shares and H-Shares) based on their relative prices. The CSI 300 Index measures the performance of A-Shares traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The CSI 300 Index consists of 300 liquid stocks with the largest market capitalization from the entire universe of listed A-Shares companies in the PRC.

The constituent companies of the Index are the same as the constituent companies of the CSI 300 Index. All constituent changes to the CSI 300 Index will be simultaneously applied to the Index. The Index includes either the A-Shares or the H-Shares of companies in the CSI 300 Index, depending on their relative prices.

As of December 31, 2016, the Index had a total market capitalization of RMB 8,911 billion ($1,278 billion). As of December 31, 2016, the 10 largest constituent securities of the Index represented approximately 20.16% of the Index.

Principal Risks

As with all investments, the value of an investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment, over short- or long-term periods. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline.

Risk of Investing in China — Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market, and as a result, investments in securities of companies organized and listed in China may be subject to significantly higher volatility from time to time than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Risk of Investments in A-Shares — The Index includes the A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest directly in A-Shares through the Adviser’s RQFII quota, and will also invest in eligible A-Shares through the Shanghai-Hong Kong Stock Connect program. Therefore, the size of the Fund’s direct investment in A-Shares is limited by both the size of the Adviser’s RQFII quota and any trading limits or other restrictions applicable to A-Shares traded through the Shanghai-Hong Kong Stock Connect program. This places practical limitations on the size of the Fund and may have a negative impact on trading of Fund shares. In addition, the RQFII quota of the Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII quota was, or RQFII quotas generally were, reduced or eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This would likely have a material adverse impact on the Fund’s performance and its ability to meet its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Adviser’s RQFII quota, or trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares could cause the Fund’s shares to trade at a premium or discount to the net asset value (“NAV”) of the Fund and the Fund could experience substantial redemptions.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the Fund’s tracking error. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may require the Fund to “fair value” a portion of its portfolio holdings (as described below in “Pricing of Fund Shares”). In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Fund’s portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.

Risk of Investment and Repatriation Restrictions — Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, as well as limits on the classes of securities in which the Fund may invest. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests.

A-Shares Tax Risk — The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC rules for taxation are evolving, may change, and new rules may be applied retroactively. Any such changes could have an adverse impact on Fund performance.

Risk of Investing Through Shanghai-Hong Kong Stock Connect — The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program. These daily investment quotas may restrict or preclude the ability of the Fund to invest in securities obtained via the program.

Hong Kong Political Risk — Although China has expressed its commitment to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (i.e., is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Authorized Participant Concentration Risk — Only an Authorized Participant (as defined below in the “Purchase and Sale of Fund Shares” section of this prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political and regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Custody Risk — Less developed markets such as China are more likely to experience problems with the clearance and settlement of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities markets are, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require that the A-Shares purchased for the Fund by the Adviser may be credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may similarly credit all non-A-Share securities to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may not use the account for any purpose other than maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund, resulting in potentially substantial losses to the Fund and Fund investors.

Derivatives Risk — The Fund may invest in derivatives. Examples of derivatives include futures contracts and options contracts. Derivatives are subject to a number of risks, including market, correlation, leverage and interest rate risks. Derivatives may experience dramatic price changes and imperfect correlations between the price of the derivative contract and the underlying assets, rates, indices or other indicators, which may increase the Fund’s volatility and have a negative impact on Fund returns.

Emerging Markets Risk — While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.

Equity Securities Risk — An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may go up or down significantly and without warning.

Financial Sector Risk — The Index, and thus the Fund, may be concentrated (i.e., invest more than 25% of its assets) in the financial sector. Companies in the financial sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Greater Chinese governmental involvement in the financial sector poses additional risks for investors, including the risk of appropriation or seizure by the Chinese government and the risk of abrupt changes in government policy or regulation.

Index Tracking Error Risk — As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes, and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade.

International Closed Market Trading Risk — Because the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Large-Capitalization Securities Risk — The Fund’s investments are expected to include securities of large-capitalization issuers. As a result, the Fund will be subject to the risk that large-capitalization issuers, and thus the Fund’s portfolio, may underperform in other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Fund could vary from its stated objective, and you could lose money.

Non-U.S. Currency Risk — The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB. Currency exchange rates can be very volatile and can change, quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down, quickly and unpredictably, as a result of currency fluctuations and investors may lose money.

Non-U.S. Securities Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Passive Investment Risk — The Fund is not actively managed, and therefore will not sell securities due to current or projected underperformance of the security, industry or sector.

Risk of Cash Transactions — Unlike some ETFs, the Fund expects to effect creations and redemptions principally in cash, rather than through the in-kind contribution or redemption of securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that transacts in-kind.

Secondary Market Trading Risk — Trading in Fund shares may be halted by NYSE Arca, Inc. (the “Exchange”), or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund May Trade at Prices Other than NAV — Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.csopasset.us/en-us/home/.

Highest Performing Quarter: 8.53% in 3rd quarter of 2016
Lowest Performing Quarter: (10.85)% in 1st quarter of 2016

Average Annual Total Returns (Through December 31, 2016)

	1 Year	Since Inception (since 10/20/15)
Return Before Taxes	(10.58)%	(9.28)%
Return After Taxes on Distributions	(10.96)%	(9.59)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.67)%	(7.05)%
CSI 300 Smart Index (reflects no deduction of fees, expenses or taxes)	(4.70)%	(2.15)%

The after-tax returns presented in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Fund.

Portfolio Managers

Louis Lu, Portfolio Manager, and Fred Zhang, Senior Portfolio Manager, have primary responsibility for the day-to-day management of the Fund, and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of this prospectus.

Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries

Purchase and Sale of Fund Shares

Each Fund’s shares are listed on NYSE Arca, Inc. and may trade on other exchanges. As with all ETFs, Fund shares may only be purchased and sold in the secondary market through broker-dealers and other financial intermediaries and may not be purchased or redeemed directly from such Fund, except as described below. Each Fund’s shares trade in the secondary market at market prices, which may be different from such Fund’s NAV. As a result, a Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount).

Each Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or more (“Creation Units”), and only with large institutional investors that have entered into an authorized participant agreement with each Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income, qualified dividend income or capital gains or a combination of the three.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Fund’s distributor, or an affiliate of the Adviser or the Distributor, may pay the intermediary for certain activities related to the Fund, including participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. These payments may create potential conflicts of interest between the intermediary and its clients by influencing the intermediary and your salesperson to recommend a Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about the Funds’ Investment Objectives and Principal Investment Strategies

The CSOP FTSE China A50 ETF, CSOP MSCI China A International Hedged ETF and CSOP China CSI 300 A-H Dynamic ETF (each a “Fund” and together, the “Funds”) seek to provide investment results that, before fees and expenses, track the performance of the FTSE China A50 Net Total Return Index, the MSCI China A International with CNH 100% Hedged to USD Index and the CSI 300 Smart Index, respectively (each an “Index” and together, the “Indexes”). The FTSE China A50 Net Total Return Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The MSCI China A International with CNH 100% Hedged to USD Index is currency hedged to the U.S. dollar, as it adjusts to the impact of selling renminbi (“RMB”) forwards at the one-month forward rate published by WM/Reuters. The CSI 300 Smart Index includes shares of every company in the CSI 300 Index. The CSI 300 Index measures the performance of the 300 A-Share stocks with the largest market capitalizations listed on the Main Board of the Shanghai Stock Exchange or the Main Board, Small and Medium Enterprise Board or ChiNext Board of the Shenzhen Stock Exchange.

The Adviser intends to track the performance of each Index using a representative sampling indexing strategy. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of each Index. The Funds may or may not hold all of the securities their respective Index.

The Adviser may purchase securities not represented in an Index in anticipation of their addition to the Index, or sell securities that are represented in the Index in anticipation of their removal from the Index. The Adviser may also occasionally choose to underweight or overweight a security in an Index, purchase securities not included in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Index.

In managing the Funds, the Adviser uses a “passive” investment strategy — meaning that the Adviser does not attempt to select securities based on their individual potential to outperform an Index or the market. Unlike many investment companies, the Funds do not try to “beat” their respective Index, and do not engage in temporary defensive positions to protect against potential stock market declines.

The Funds’ investment objectives and 80% investment policies are non-fundamental, and may be changed by the Funds’ board of trustees (the “Board”) without shareholder approval. A Fund will provide shareholders with at least 60 days’ notice prior to any change in this 80% investment policy. Certain fundamental policies of the Funds are set forth in the Funds’ SAI.

This prospectus describes the Funds’ principal investment strategies and risks, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds may invest in other securities, or use other investment strategies to a lesser extent. These investments and strategies are described in detail in the Funds’ SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus).

As with all investments, there is no guarantee that the Funds will achieve their investment objectives.

More Information about the Funds’ Principal Risks

As with any investment, there are risks associated with investing in a Fund. There can be no assurance that a Fund will achieve its investment objective. A shareholder may lose money by investing in a Fund. Each of the risk factors below could cause the value of an investment in a Fund to decline.

Risk of Investing in China — The Chinese economy is subject to a considerable degree of government regulation and intervention, political and social risk and other risk factors, as described in more detail below:

Political and Social Risk — The Chinese government is authoritarian, and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and elsewhere. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest and conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality and worsening environmental conditions are also factors that may affect the Chinese economy.

Government Control and Regulation — The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive, and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets without warning. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information, and political and social instability.

Economic Risk — The Chinese economy has grown rapidly during the past several years, and there is no assurance that this growth rate will be maintained or that the economy will not experience recession. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by the Chinese consumer. In addition, China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates and better protect intellectual property rights.

Expropriation Risk — The Chinese government maintains a major role in economic policymaking. Investing in China involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Geographic Risk — China historically has experienced natural disasters such as earthquakes, droughts and floods, and is economically sensitive to environmental events. Any such event could cause a significant impact on the Chinese economy.

Hong Kong Political Risk — Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (“SAR”) of the PRC under the principle of “one country, two systems.” Although China has expressed its commitment to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (i.e., is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because CSOP China CSI 300 A-H Dynamic ETF’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in CSOP China CSI 300 A-H Dynamic ETF’s NAV.

Available Disclosure About Chinese Companies — Disclosure and regulatory standards in China are in many respects less stringent than U.S. standards. Chinese issuers are required to follow PRC accounting standards and practices, which follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with the PRC accounting standards and practices and those prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP. As the disclosure and regulatory standards in the PRC are less stringent than in more developed markets, there might be substantially less publicly available information about issuers in the PRC on which the Adviser can base investment decisions, and such information may not be as reliable as information prepared in accordance with GAAP.

Additionally, there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers.

Chinese Securities Markets — The securities markets in the PRC, including the A-Share markets, are less developed than other markets, and may be characterized by higher liquidity and settlement risk than markets in more developed countries. This may result in higher transaction costs and price volatility. There is less regulation and monitoring of Chinese securities markets, and the activities of investors, brokers and other participants, than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as tender offer regulation, stockholder proxy requirements, insider trading rules and the requirements mandating timely disclosure of information. The PRC’s regulatory authorities have only recently been given the power and duty to prohibit fraudulent and unfair market practices relating to securities markets, such as insider trading and market abuse, and to regulate substantial acquisitions of shares and takeovers of companies. All of these factors may lead to a higher level of volatility and instability associated with the PRC securities markets relative to more developed markets.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the Fund’s tracking error. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may require a Fund to “fair value” a portion of its portfolio holdings (as described below in “Pricing of Fund Shares”). In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Fund’s portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.

Chinese Corporate and Securities Law — The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. A Fund’s rights with respect to its investments in A-Shares through the Adviser’s RQFII quota will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law. China also lacks a national set of laws which address all issues that may arise with regard to a foreign investor such as a Fund. It may therefore be difficult, or impossible, for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain or enforce a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop; these developments may adversely affect foreign investors such as the Funds.

Additionally, legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities, and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors such as the Funds with protection in all situations where protection would be provided by comparable laws in the United States.

Investments in A-Shares — Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. In addition, the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, which commenced operations in November of 2014 and December of 2016, respectively, allow foreign investors to trade A-Shares.

The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock, and all shares are entitled to substantially the same rights and benefits associated with ownership.

As of December 28, 2016, the CSRC had granted licenses to 177 RQFIIs and to 278 QFIIs, bringing total investment quotas in A-Shares and other permitted Chinese securities to $163.23 billion. While the introduction of Shanghai-Hong Kong Stock Connect program and other similar programs makes it possible for foreign investors such as the Funds to trade A-Shares in amounts greater than the RQFII and QFII quotas, restrictions continue to exist on the number of A-Shares available to foreign investors. As a result, capital cannot flow as freely in the A-Share market as it could if such restrictions did not exist. Therefore, it is possible that in the event of a market disruption, the liquidity of the A-Share market and the trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital flows more freely. The Funds cannot predict the nature or duration of such market disruptions, if any, or the impact that such disruptions may have on the A-Share market, the short-term and long-term prospects of a Fund’s investments in the A-Share market, or the performance of a Fund.

The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more available to foreign investors such as the Funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that the Adviser will continue to maintain its existing RQFII quota or be able to obtain an additional RQFII quota if the RQFII quota is reduced or suspended, or if the Adviser’s RQFII license is revoked at some point in the future. The Funds cannot predict what would occur if the RQFII quota were reduced or eliminated or if the Adviser’s RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the Funds. If necessary, a Fund may suspend the sale of Creation Units until the Adviser determines that the requisite exposure to the component securities of its Index is obtainable. During the period that Creation Unit sales are suspended, a Fund’s shares could trade at a significant premium or discount to NAV, and a Fund could experience substantial redemptions. Alternatively, a Fund could change its respective investment objective and could thus track alternative indexes focused on Chinese-related stocks, including but not limited to A-Shares. In addition, a Fund may incur significant loss due to an inability to fully implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. If the RQFII quota is not adequate to meet the investment needs of a Fund, the performance of the Fund will be adversely affected.

Investing Through the Shanghai-Hong Kong Stock Connect Program Risk — The Shanghai-Hong Kong Stock Connect program is a newly-established securities trading and clearing program that enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Funds can trade eligible China A-Shares, subject to trading limits and rules and regulations as may be issued from time to time. Unlike other programs for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing via the Shanghai-Hong Kong Stock Connect program. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Funds are not subject to individual investment quotas, daily investment quotas designed to limit the maximum daily net purchases on any particular day apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Funds to invest in securities obtained via the program. The Shanghai-Hong Kong Stock Connect program is newly-established and further developments are likely. It is unclear whether or how such developments may restrict or affect the Funds.

Fund purchases of A-Shares through the Shanghai-Hong Kong Stock Connect program involve ownership rights that are less developed than those involved in U.S. securities markets. When a Fund buys a Shanghai Stock Exchange-listed stock through the Shanghai-Hong Kong Stock Connect program, the Fund is purchasing a right against the Hong Kong Securities Clearing Company Limited to obtain the benefits of ownership of the Shanghai Stock Exchange-listed stock, and not the stock itself. The buying Fund does not have legal title to the Shanghai Stock Exchange-listed stock and has no separate rights to obtain the benefits of ownership, because PRC law does not recognize the buyer’s beneficial ownership. Therefore, the risk of loss is greater due to the indirect nature of the ownership interest in the A-Shares when trading through the Shanghai-Hong Kong Stock Connect program.

Sanctions and Embargoes — Certain of the companies in which the Funds expect to invest may occasionally operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations, and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations, and/or countries identified by the U.S. Government as state sponsors of terrorism. As investors in such companies, the Funds will be indirectly subject to those risks.

Investment and Repatriation Restrictions — Investments by the Funds in A-Shares through the Adviser’s RQFII quota, as well as investments by the Funds in A-Shares through other Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Funds may purchase, or limits on the classes of securities in which the Funds may invest. In addition, A-Shares traded through the Shanghai-Hong Kong Stock Connect program are subject to daily trading limits and other restrictions. The Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change, or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Adviser or RQFIIs generally may have an adverse effect on a Fund’s ability to invest directly in A-Shares and its ability to meet redemption requests, and may also have an adverse impact on the ability of a Fund to track the Index and the performance of the Fund.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of a Fund’s holdings as compared to the performance of its Index. This may increase the risk of tracking error, and may adversely affect the Fund’s ability to achieve its investment objective.

Disclosure of Interests and Short Swing Profit Rule — The Funds may be subject to regulations promulgated by the CSRC which currently require a Fund to make certain public disclosures, when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser, and therefore may be subject to the risk that a Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds, should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, a Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies, and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of a Fund to track its Index, and may have a negative impact on a Fund’s performance.

Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the short swing profit rule may prevent a Fund from reducing its holdings in a company, 5% or more of whose shares are deemed to be held by the Fund and its affiliates, within six months of the last purchase of shares of the company. A Fund could be subject to these restrictions; even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, a Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question.

Custody Risk — Less developed markets such as China are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities market is, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require the Adviser (as RQFII) to select a custodian in the PRC (“PRC Custodian”). The PRC Custodian maintains each Fund’s investments in A-Shares in the PRC to ensure compliance with the rules and regulations of the CSRC, the SAFE and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Adviser, in its capacity as an RQFII, may be received by the CSDCC as credited to a securities trading account maintained by the PRC Custodian in the joint names of a Fund and the Adviser. All non-A-Share securities may also be credited to a securities trading account maintained in the joint names of a Fund and the Adviser. The PRC Custodian fees are paid by a Fund. The Adviser may not use the account for any purpose other than maintaining a Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and a Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not a Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of a Fund. Because the Adviser’s A-Share quota is in the name of the Adviser and a Fund, there is also a risk that regulatory actions taken against the Adviser may affect a Fund.

Investors should note that cash deposited in a Fund’s cash account with the PRC Custodian is not segregated from the proprietary assets of the PRC Custodian or the assets of the PRC Custodian’s other clients. To the extent a Fund’s assets are commingled, they will be vulnerable in the event of a bankruptcy or liquidation of the PRC Custodian. In such case, a Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor of the PRC Custodian. A Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Use of Brokers — CSRC and SAFE regulations specify that all securities traded by the Adviser, as a licensed RQFII, on behalf of the Funds must be executed through one of the two PRC exchanges — the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Adviser may select the same broker for both exchanges. While the Adviser has additional flexibility to select brokers when using the Shanghai-Hong Kong Stock Connect program, the Adviser may nevertheless have less flexibility to choose among brokers on behalf of a Fund than is typically the case for U.S. investment managers. This may cause a Fund to incur higher brokerage expenses and achieve less favorable execution, which could have a negative impact on Fund returns. In addition, in the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets, or may not be able to recover its assets, which could cause the Fund to lose money. Further, the operation of a Fund may be adversely affected in case of any acts or omissions of a PRC broker, which may result in, among other things, losses to a Fund and higher tracking error. There is also a risk that a Fund may suffer losses from the default, bankruptcy or disqualification of a PRC broker. However, the Adviser, in its selection of PRC brokers, will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.

Loss of Favorable U.S. Tax Treatment Risk — Each Fund intends to distribute annually all or substantially all of their investment company taxable income and net capital gain, if any. However, if, among other things, a Fund uses an RQFII license and does not receive the required regulatory approval to repatriate funds associated with direct investment in A-Shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to Regulated Investment Companies (“RICs”) under the Internal Revenue Code of 1986, as amended. If a Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a regular corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate), and when such income is distributed, to a further tax at the stockholder level, to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. Also, Fund shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations), and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

To the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of a Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain, despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund, as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Currency Exchange Risks — The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade- and service-related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC will continue its existing foreign exchange policy and whether the PRC will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions continue to be subject to significant foreign exchange controls and require the approval of the SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to either predict or give any assurance of any future stability of the RMB to the U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s performance. Furthermore, because dividends are declared in U.S. dollars and the securities held by a Fund are generally denominated in RMB, fluctuations in exchange rates may have a negative impact on the level of dividends paid by a Fund.

Although the Funds use various strategies to attempt to minimize the impact of changes in the value of RMB against the U.S. dollar, these strategies may not be successful. In order to minimize transaction costs, or for other reasons, the Fund’s exposure to RMB may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

Absence of Active Market Risk — Although each Fund’s shares will be traded on the Exchange and other secondary markets, there can be no guarantee that an active market for a Fund’s shares will develop or be maintained, in which case the Fund may ultimately liquidate.

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to such Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Concentration Risk — To the extent that a Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political and regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Derivatives Risk — Examples of derivatives include forward currency contracts, futures contracts and options contracts. Forward contracts generally provide for the future sale by one party and purchase by another party of a specified security or index at a specified future time and at a specified price and are bilaterally negotiated and customizable. Futures contracts also generally provide for the future sale by one party and purchase by another party of a specified security or index at a specified future time and at a specified price. An option contract is a type of financial contract in which the purchaser of the contract has the right, but not the obligation, to buy (call) or sell (put) a financial asset, such as a security or index, at an agreed-upon price known as the “strike price”

during a specific period or on a specific exercise date. The seller of an option contract has a corresponding obligation to sell or buy, as applicable, the financial asset at the strike price during the option period or on the exercise date.

Derivatives are subject to, among other things, market, correlation, leverage, liquidity and interest rate risks. Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying assets, rates, indices or other indicators. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price, or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. The Fund’s derivative investments will be consistent with its investment objective and will not be used to produce leveraged returns. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. Interest rate risk is the risk that changes in interest rates could have on the value of the derivative.

There are risks associated with the Fund’s use of forward currency contracts and futures contracts for the purposes of the currency hedge. With respect to both forward currency contracts and futures contracts, these risks include, but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates, and (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of the contracts. With respect to forward currency contracts, there is a risk that the counterparty will default on its obligations. With respect to futures contracts, there is no guarantee that an active market will exist for the contracts at any particular time.

Equity Securities Risk — An investment in a Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may be more volatile than other asset classes.

Emerging Markets Risk — China is considered an emerging market. As such, each Fund’s investments in China are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets.

Financial Sector Risk — Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. As a result, a number of large financial institutions failed, merged with other institutions or required significant government infusions of capital.

Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources, and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates. Government regulation and ownership of Chinese financial sector companies may be more intrusive than in the United States and other developed countries. Greater Chinese governmental involvement in the financial sector may pose additional risks for investors. Market conditions in China may be particularly subject to change based on government policy.

Index Tracking Error Risk — As with other index funds, the performance of a Fund may vary from the performance of their respective Indexes as a result of Fund fees and expenses, the use of representative sampling, brokerage and transaction costs, the effect of Chinese taxes and other factors. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade. As a result, the NAV of a Fund may not exactly track the value of its Index. The Adviser’s decision to invest in securities not included in an Index, such as other pooled investment vehicles, may give rise to tracking error. The performance of a Fund also may diverge from that of its Index if the Adviser’s RQFII quota, or the RQFII quota allocated to the Fund, has become inadequate, or if the Adviser is unable to maintain its RQFII status. In addition, daily investment quotas applicable to the Shanghai-Hong Kong Stock Connect program may restrict or preclude the ability of a Fund to invest in securities obtained via the program, and therefore may cause the Fund’s performance to differ from that of its Index.

International Closed Market Trading Risk — Because a Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Large-Capitalization Securities Risk — Each Fund’s investments are expected to include securities of large-capitalization issuers. As a result, each Fund will be subject to the risk that large-capitalization issuers, and thus such Fund’s portfolio, may underperform other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. Each Fund’s NAV and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of a Fund could vary from its stated objective, and you could lose money.

Mid-Capitalization Securities Risk — CSOP MSCI China A International Hedged ETF’s investments are expected to include securities of mid-capitalization issuers. Stock prices of mid-capitalization issuers may be more volatile than those of large-capitalization issuers and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization issuers. Stock prices of mid-capitalization issuers are also more vulnerable than those of large-capitalization issuers to adverse business or economic developments, and the stocks of mid-capitalization issuers may be less liquid, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization issuers generally have less diverse product lines than large-capitalization issuers have and are more susceptible to adverse developments related to their products.

Non-U.S. Currency Risks — A Fund’s assets will be invested primarily in the securities of issuers in China in the form of A-Shares (with respect to CSOP FTSE China A50 ETF and CSOP MSCI China A International Hedged ETF) and in the form of A-Shares and H-Shares (with respect to CSOP China CSI 300 A-H Dynamic ETF) and the gains, losses and income received by the Fund will be primarily in RMB (with respect to CSOP FTSE China A50 ETF and CSOP MSCI China A International Hedged ETF) and in RMB and Hong Kong dollars (with respect to CSOP China CSI 300 A-H Dynamic ETF). Meanwhile, the Fund will compute and expects to distribute its income and capital gains, if any, in U.S. dollars. As a result, the Fund’s performance may be adversely affected by changes in currency exchange rates, which can be very volatile and change quickly and unpredictably. Any gain or loss attributable to fluctuations in exchange rates, between the time the Fund accrues income or gain and the time the Fund converts such income or gain from the RMB to the U.S. dollar (with respect to CSOP FTSE China A50 ETF and CSOP MSCI China A International Hedged ETF) and from the RMB or the Hong Kong dollar to the U.S. dollar (with respect to CSOP China CSI 300 A-H Dynamic ETF), is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar (with respect to CSOP FTSE China A50 ETF and CSOP MSCI China A International Hedged ETF) or the RMB or the Hong Kong dollar increases relative to the U.S. dollar (with respect to CSOP China CSI 300 A-H Dynamic ETF) between the accrual of income and the time at which a Fund converts the RMB or converts the RMB or the Hong Kong dollars (as applicable) to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted.

CSOP MSCI China A International Hedged ETF seeks to neutralize exposure to the fluctuations of the RMB relative to the U.S. dollar. Although the Fund attempts to hedge this currency risk, it may not be successful. In addition, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to RMB may not be fully hedged at all times. This may limit the effectiveness of the Fund’s currency-hedging strategies. Currency exchange rates can be very volatile and can change, quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down, quickly and unpredictably, as a result of currency fluctuations and investors may lose money.

RMB can be further categorized into onshore RMB (“CNY”) and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. A Fund may also be adversely affected by the exchange rates between CNY and CNH. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. The Chinese government places strict regulation on the RMB and manages the RMB so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion, so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the RMB relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the RMB will move in relation to the U.S. dollar as expected. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

A Fund may also be subject to delays in converting or transferring U.S. dollars to RMB or Hong Kong dollars (as applicable) for the purpose of purchasing A-Shares or H-Shares, respectively, or converting RMB or Hong Kong dollars (as applicable) to U.S. dollars to pay cash redemptions, distributions or expenses. This may lower the Fund’s performance, because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended or incurring cash drag.

Non-U.S. Securities Risk — Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by non-U.S. governments, decreased market liquidity and political instability. Because many non-U.S. securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain non-U.S. markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Non-U.S. issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and recordkeeping than are U.S. issuers, and therefore not all material information may be available or reliable. Securities exchanges or non-U.S. governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in non-U.S. securities and currencies, or may prevent a Fund from repatriating its investments. The risks of investing in emerging market countries are greater than risks associated with investments in non-U.S. developed countries. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

The Funds may also invest in shares of non-U.S. investment companies, including Hong Kong-listed ETFs. Each of the Funds, as investors in a non-U.S. fund, may not be afforded the same investor protections that are provided by the U.S. federal securities laws. A Fund’s ability to transfer shares of such non-U.S. funds outside of the non-U.S. fund’s primary market may be restricted or prohibited.

In addition, each Fund may invest in depositary receipts which involve similar risks to those associated with investments in non-U.S. securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Passive Investment Risk — The Funds are not actively managed, and therefore do not sell securities due to current or projected underperformance of any security, industry or sector. Unlike an actively managed fund, the

Funds do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that each Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Cash Transactions — Unlike some other ETFs, each Fund expects to effect creations and redemptions principally in cash, rather than through the in-kind contribution or redemption of securities. To the extent a Fund pays redemption proceeds in cash, rather than through the in-kind delivery of the Fund’s portfolio securities, an investment in the Fund may be less tax-efficient than an investment in an ETF that transacts in-kind. More traditional ETFs generally make in-kind redemptions of securities, and as a result, generally are able to avoid realizing gains in connection with the sale of portfolio securities to meet redemption requests. Because the Funds intend to affect a significant portion of their redemptions for cash, rather than through delivery of portfolio securities, each Fund will be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The sale of such securities is likely to increase a Fund’s portfolio transaction costs. If a Fund sells portfolio securities at a gain, this generally will cause the Fund to recognize taxable gains for U.S. tax purposes which it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gains sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than, if they had made an investment in an ETF that transacts in-kind.

Shares of the Funds May Trade at Prices Other than NAV — As with all ETFs, each Fund’s shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the respective Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of a Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of a Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

While the creation/redemption feature is designed to make it likely that shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV. Since non-U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk — Trading in a Fund’s shares may be halted by the Exchange or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of a Fund. In addition, although a Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Tax Risk — The Fund’s investments in A-Shares will be subject to a number of Chinese tax rules and the application of many of those rules is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, including the value added tax reform, and may continue to amend, or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund, directly or indirectly, by reducing the after-tax profits of companies in the PRC in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include corporate income tax or withholding income tax on dividends and interest earned by the Fund, value added tax and stamp duty.

If the CSOP ETF Trust (the “Trust”) or the Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Trust or the Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Fund in a manner that will prevent it from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is, in general, made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to a QFII and RQFII of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China in respect of QFIIs and RQFIIs and investments through the Shanghai-Hong Kong Stock Connect program. Pursuant to the circulars, the Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares. Since there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and RQFIIs or investments through the Shanghai-Hong Kong Stock Connect program and other similar programs, and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on the Fund’s return could be substantial.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-Shares and B-Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller, but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A-Shares or B-Shares will accordingly be subject to PRC Stamp Duty, but the Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

The Adviser or the Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but does not explicitly apply to RQFIIs. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

THE INDEXES

CSOP FTSE China A50 ETF

The Index is the FTSE China A50 Net Total Return Index, a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”). The Adviser and the Fund are independent of the Index. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China A All-Share Index. The Index is a subset of the FTSE China A 200 Index. It is denominated and quoted in RMB and comprised of stocks listed on the Shanghai Stock Exchange and/or the Shenzhen Stock Exchange. The Index is a net total return index, which means that its performance reflects the reinvestment of dividends, net of withholding taxes, from the securities included on the Index.

As of December 31, 2016, the Index had a total market capitalization of RMB 3,560 billion ($511 billion). As of December 31, 2016, the 10 largest constituent securities of the Index represented approximately 48.72% of the Index.

CSOP MSCI China A International Hedged ETF

The Index for CSOP MSCI China A International Hedged ETF is the MSCI China A International with CNH 100% Hedged to USD Index (the “Index”), a free float-adjusted market capitalization-weighted index compiled and published by MSCI Inc. (the “Index Provider” or “MSCI”). The Adviser and CSOP MSCI China A International Hedged ETF are independent of the Index Provider. The Index is designed to track the equity market performance of large-cap and mid-cap Chinese securities listed on the Shanghai and Shenzhen Stock Exchanges. The Index is based on the concept of the integrated MSCI China equity universe with mainland Chinese securities included.

As of December 31, 2016, the Index had a total market capitalization of RMB 5,993 billion ($859 billion). As of December 31, 2016, the 10 largest constituent securities of the Index represented approximately 15.40% of the Index.

The MSCI China A International with CNH 100% Hedged to USD Index is constructed and maintained under the MSCI Global Investable Market Indices (“GIMI”) Methodology. The MSCI GIMI methodology is an entirely rules-based methodology used for the construction of the MSCI Global Equity Index series.

MSCI publishes the latest index level on Bloomberg (Ticker: M1CXCNA) and Reuters (Ticker: .dMICNAI0000ZUS), updated at market close each day.

CSOP China CSI 300 A-H Dynamic ETF

The Index for CSOP China CSI 300 A-H Dynamic ETF is the CSI 300 Smart Index (the “Index”), a free float-adjusted category-weighted index compiled and published by China Securities Co., Ltd. (the “Index Provider” or “CSI”). The Index Provider determines the composition of the Index and relative weightings of the Index constituents and publishes information regarding the market value of the Index. The Adviser and the Fund are independent of the Index Provider.

The Index reflects an investment strategy which is comprised of the overall performance of the CSI 300 Index constituent companies and returns from share class switches, i.e., switching between share classes (namely A-Shares and H-Shares) based on their relative prices. The CSI 300 Index measures the performance of A-Shares traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The CSI 300 Index consists of 300 liquid stocks with the largest market capitalization from the entire universe of listed A-Shares companies in the PRC.

The constituent companies of the Index are the same as the constituent companies of the CSI 300 Index. All constituent changes to the CSI 300 Index will be simultaneously applied to the Index. The Index includes either the A-Shares or the H-Shares of companies in the CSI 300 Index, depending on their relative prices. As of December 31, 2016, there were a total of 57 companies in the CSI 300 Index that traded under both H-Share and A-Share listings and 243 companies with A-Shares listings only.

The Index is designed to track the equity market performance of large-cap and mid-cap Chinese securities listed on the Shanghai and Shenzhen Stock Exchanges.

As of December 31, 2016, the Index had a total market capitalization of RMB 8,911 billion ($1,278 billion). As of December 31, 2016, the 10 largest constituent securities of the Index represented approximately 20.16% of the Index.

The CSI 300 Index “universe” from which all CSI 300 Index constituents are selected includes all A-Shares listed on the Shanghai Stock Exchange (the Main Board) or the Shenzhen Stock Exchange (the Main Board, the Small and Medium Enterprise Board (the “SME Board”) and ChiNext, which is the Board that is predominantly used for technology companies, that satisfy certain specified conditions regarding size, daily average total market value and daily average trading value, among other things.

CSI publishes the latest index level on Bloomberg (Ticker: CSIH0669) and Reuters (Ticker: CSIH20669), updated at market close each day.

Information About Portfolio Holdings

Information about each Fund’s daily portfolio holdings is available at http://www.csopasset.us/en-us/home/. In addition, a description of each Fund’s policy and procedures with respect to the circumstances under which each Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND INDEX PROVIDER

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. The Adviser was established in January 2008 as a subsidiary of China Southern Asset Management Co. Limited. The Adviser is the first Hong Kong subsidiary set up by mainland Chinese fund houses to carry out asset management and securities advisory activities in Hong Kong. The Adviser is dedicated to serving investors as a gateway for investment between China and the rest of the world, and provides discretionary management services and advisory services to both institutional investors and investment funds, including other ETFs.

Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and each Fund’s business affairs, as well as other administrative matters. For its services to each Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth below:

Fund	Management Fee
CSOP FTSE China A50 ETF	0.70%
CSOP MSCI China A International Hedged ETF	0.79%
CSOP China CSI 300 A-H Dynamic ETF	0.75%

Under the Investment Advisory Agreement for each Fund, the Adviser has agreed to pay generally all expenses of the Fund. The Adviser is not responsible for, and each Fund will bear the cost of, interest expense, brokerage expenses and other expenses incurred in connection with orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. For a detailed description of the Investment Advisory Agreement for the Funds, please see the section of the SAI entitled “The Adviser.”

A discussion regarding the Board of Trustees’ approval of Investment Advisory Agreement for each Fund will be available in the Trust’s semi-annual report for the period ended March 31, 2017.

Pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to waive its advisory fee and/or reimburse certain expenses, so that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary or non-routine expenses not incurred in the ordinary course of such Fund’s business) and expenses for which payment has been made through the use of all or a portion of brokerage commissions (or markups or markdowns) generated by such Fund shall not exceed a percentage (set forth below) of the average daily net assets of such Fund.

Fund Name	Fee Cap Percentage
CSOP FTSE China A50 ETF	0.70%
CSOP MSCI China A International Hedged ETF	0.79%
CSOP China CSI 300 A-H Dynamic ETF	0.75%

The Expense Limitation Agreement shall be terminated by CSOP ETF Trust with respect to such Fund, for any reason and at any time or immediately upon the Adviser ceasing to serve as Adviser to such Fund.

The Adviser has also agreed to reduce its management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the CSOP FTSE China A50 ETF from its investments in the CSOP FTSE China A50 ETF, an affiliated fund advised by CSOP Asset Management Limited and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund, by the CSOP MSCI China A International Hedged ETF from its investments in the CSOP MSCI China A International ETF, an affiliated fund advised by the Adviser and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund, and by the CSOP CSI 300 A-H Dynamic ETF from its investments in the CSOP CSI Smart 300 ETF, an affiliated fund advised by the Adviser and traded on the Hong Kong Stock Exchange with similar investment strategies as the Fund (each affiliated fund traded on the Hong Kong Stock Exchange being an “Affiliated Fund”). This undertaking will continue for at least twelve months from the date of this Prospectus.

Non-U.S. Resident Investment Adviser, Directors and Officers — Although each of the Funds is a Delaware Trust, its Adviser and certain of its Directors and officers are non-residents of the United States, and have all or a substantial part of their assets located outside the United States. By signing the non-resident investment adviser execution page to its Form ADV, the Adviser has appointed the Secretary of the Securities and Exchange Commission (the “SEC”) and the Secretary of State or other legally designated officers of any states in which they submit a notice filing as its agents to receive service of process in connection with any action, proceeding or arbitration brought against it in any place subject to the jurisdiction of the United States, if the action, proceeding, or arbitration (i) arises out of any activity in connection with its investment advisory business that is subject to the jurisdiction of the United States, and (ii) is founded, directly or indirectly, upon the provisions of the federal securities laws of the United States. None of the non-U.S. resident Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States, or to effectively enforce, in United States courts, judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

The Funds have been advised by local counsel in Hong Kong, a foreign jurisdiction in which the Adviser and certain Fund Directors and/or officers reside that in general, there is a mechanism for recognizing and enforcing foreign judgments by the Hong Kong courts. Yet, as with all litigations, there are always litigation risks, including the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

Portfolio Managers

The portfolio managers currently responsible for the day-to-day management of each Fund’s portfolio are Louis Lu and Fred Zhang. Mr. Lu and Mr. Zhang have managed the Funds since its inception.

Mr. Lu, Portfolio Manager, joined the Adviser in 2013. Mr. Lu has over seven years of investment management and trading experience. Prior to joining the Adviser, Mr. Lu was a trader and analyst in the RQFII & Overseas Investment Department of E Fund Management. Before that, Mr. Lu was a trader in the EM FX & Rates Department of Barclays Capital. Mr. Lu holds a Master’s Degree in Finance from the Hong Kong University of Science & Technology, and a Bachelor’s Degree in Finance from Tsinghua University.

Mr. Zhang, Senior Portfolio Manager, joined the Adviser in 2013. Mr. Zhang has over 12 years of financial industry experience in both China and Hong Kong. Mr. Zhang has managed, traded and researched passive funds and quantitative funds since 2004. He has extensive experience in equity, fixed income and derivatives markets. Mr. Zhang holds a Bachelor’s Degree in Mathematics from Fudan University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and ownership by portfolio managers, if any, of securities in the Funds.

Index Providers

FTSE Group (“FTSE”) is located at 12th Floor, 10 Upper Bank Street, Canary Wharf, London E14 5NP. The Index Provider publishes the Index.

FTSE or its affiliates are the proprietors and absolute owners of the Index and the designation “FTSE®”. The Index Provider has granted to the Adviser (by way of a license, subject to the terms of an index license agreement between them), among other things, the non-transferable and non-exclusive right to use the Index in respect of the Fund and to sponsor, issue, establish, market, list and distribute the Fund.

MSCI Inc. (“MSCI”) is located at 7 World Trade Center, 250 Greenwich Street, New York, NY 10007. MSCI publishes the MSCI China A International with CNH 100% Hedged to USD Index.

MSCI or its affiliates are the proprietors and absolute owners of the MSCI China A International with CNH 100% Hedged to USD Index and the designation “MSCI®”. MSCI Inc. has granted to the Adviser (by way of a license, subject to the terms of an index license agreement between them), among other things, the non-transferable and non-exclusive right to use the MSCI China A International with CNH 100% Hedged to USD Index in respect of CSOP MSCI China A International Hedged ETF and to sponsor, issue, establish, market, list and distribute CSOP MSCI China A International Hedged ETF.

China Securities Co., Ltd. (“CSI”) is located at 13F, Bldg 6, Lujiazui Century Financial Plaza, No. 308 Jinkang Road, Pudong, Shanghai, 200127. CSI publishes the CSI 300 Smart Index.

CSI or its affiliates are the proprietors and absolute owners of the CSI 300 Smart Index and the designation “CSI®”. CSI has granted to the Adviser (by way of a license, subject to the terms of an index license agreement between them), among other things, the non-transferable and non-exclusive right to use the CSI 300 Smart Index in respect of CSOP China CSI 300 A-H Dynamic ETF and to sponsor, issue, establish, market, list and distribute CSOP China CSI 300 A-H Dynamic ETF.

FTSE, MSCI, CSI, the Adviser and the Funds make no representations or warranties, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally, or in the Funds particularly, or regarding the ability of each Index to achieve its goal. FTSE, MSCI and CSI have no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating each Index. FTSE, MSCI and CSI are not responsible for, and have not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, or in the determination or calculation of the equation by which the shares of the Funds are redeemable. The Funds, the Adviser, FTSE, MSCI and CSI do not guarantee the accuracy, completeness, or performance of each Index or the data included therein, and shall have no liability in connection with each Index and each of the Index calculations.

PURCHASING AND SELLING FUND SHARES

Most investors will buy and sell shares in secondary market transactions through brokers or other financial intermediaries, and therefore must have a brokerage or other account to buy and sell shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded security. When buying or selling shares through a financial intermediary, you may incur customary brokerage commissions or other charges. The price at which you buy or sell a Fund’s shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your financial intermediary, there is no minimum dollar amount you must invest in a Fund and no minimum number of shares you must buy when buying or selling shares in secondary market transactions. Shares of a Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the SAI.

Shares of the Funds are listed on the Exchange under the following symbols:

Fund	Exchange	Symbol
CSOP FTSE China A50 ETF	NYSE Arca, Inc.	AFTY
CSOP MSCI China A International Hedged ETF	NYSE Arca, Inc.	CNHX
CSOP China CSI 300 A-H Dynamic ETF	NYSE Arca, Inc.	HAHA

The Exchange is generally open Monday through Friday, and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling shares, please contact your broker or dealer.

Share Trading Prices

The trading prices of a Fund’s shares may differ from the Fund’s daily NAV, and are expected to vary based on a number of factors. These factors include supply and demand for a Fund’s shares, the prices of a Fund’s portfolio securities, economic conditions, the existence of market disruptions and other factors. The Exchange or another market information provider will disseminate the approximate value of each Fund’s portfolio every fifteen seconds during regular Exchange trading hours, based on the most recently reported prices of the Fund’s portfolio securities. As the Chinese and Hong Kong exchanges close during the Exchange’s trading hours, the approximate value of the Fund’s portfolio value that is disseminated will continue to be updated every fifteen seconds to reflect changes in foreign exchange rates. This approximate value should not be viewed as a “real-time” update of the NAV of a Fund, because the approximate value may not be calculated in the same manner or at the same time as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate values, and make no warranty as to the accuracy of these values.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of a Fund’s shares. As ETFs, the Funds sell and redeem their shares at NAV only in Creation Units to Authorized Participants. Purchases and redemptions of Creation Units by Authorized Participants are essential to keeping the market price of a Fund’s shares at or close to its NAV, and therefore frequent purchases and redemptions of Creation Units are not discouraged. Frequent purchases and redemptions of Creation Units for cash may increase portfolio transaction costs, and may lead to realization of capital gains. To minimize these consequences, each Fund imposes a transaction fee on such Creation Unit transactions that is designed to offset the transfer and other transaction costs that the Fund incurs.

PRICING OF FUND SHARES

Each Fund will calculate its NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of Shares outstanding. Each Fund will calculate NAV once each day that the New York Stock Exchange (the “NYSE”) is open as of the regularly scheduled close of trading on the NYSE (normally, 4:00 p.m. Eastern Time).

In calculating a Fund’s NAV per share, the Fund’s investments will be valued in accordance with procedures approved by the Board. These procedures, which may be changed by the Board from time to time, generally require investments to be valued using market valuations. A market valuation generally means a valuation that is: (i) obtained from an exchange, a pricing service, or a major market maker or dealer; (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker or dealer; or (iii) based on amortized cost. The Trust may use various pricing services, or discontinue the use of any pricing service, as determined by the Board from time to time. Each Fund’s daily NAV can be found at http://www.csopasset.us/en-us/home/.

The Trust will generally value exchange listed securities and options on such securities at market closing prices. Market closing prices are generally determined on the basis of last reported sales prices, or if no sales are reported, based on the last reported quotes. Fixed income securities generally are valued based on prices provided by independent pricing services, which may use valuation models or matrix pricing to determine current value. The Trust generally will use amortized cost to value fixed income or money market securities that have a remaining maturity of 60 days or less.

In the event that current market valuations are not readily available, or the Trust or the Adviser believes such valuations do not reflect current market value, the Trust’s procedures require that a security’s fair value be determined. In determining such value, the Trust or the Adviser may consider, among other things: (i) price comparisons among multiple sources; (ii) a review of corporate actions and news events; and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund’s Index Provider). In these cases, a Fund’s NAV may reflect certain portfolio securities’ fair values, rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute its net investment income, if any, to investors annually and to distribute net realized capital gains, if any, annually. Each Fund may also pay dividends and distributions at other times, if necessary. Brokers may make available to their customers who are also Fund shareholders the DTC book-entry dividend reinvestment service. You should contact your broker to determine the availability and costs of this service. Brokers may require you to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income (which may include a return of capital) and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, you would receive your distributions in cash.ep

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

Below is a summary of some important tax issues that affect each Fund and its shareholders. This summary is based on current tax laws, which may change.

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to RICs. As long as a Fund qualifies for treatment as an RIC, it generally pays no federal income tax on the earnings that it timely distributes to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable, whether or not you reinvest them. Dividend distributions of a Fund’s income, including distributions of short-term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares.

If certain holding period requirements are met, qualified dividend income received by a Fund may be eligible to be treated as qualified dividend income when distributed to non-corporate shareholders. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that such Fund satisfies certain holding period requirements in respect of the stock of such corporations, and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is not a passive foreign investment company (a “PFIC”) and that is eligible for benefits either under a comprehensive income tax treaty with the United States which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The PRC has such a treaty with the U.S.

Distributions in excess of a Fund’s current and accumulated earnings and profits, as to each shareholder, will be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of such Fund, and generally as a capital gain thereafter. A return-of-capital distribution generally will not be taxable, but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

The sale of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund’s shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally is required to be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent that any long-term capital gain distributions are received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

Your broker should inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Unless you fall within certain exceptions, the custodian, broker or other administrative agent holding your shares in a Fund on your behalf must report to the Internal Revenue Service (the “IRS”) and furnish to you the cost basis information for shares of such Fund. In addition to reporting the gross proceeds from the sale of shares of a Fund, you will receive cost basis information for such shares, which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, you are to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding your shares in a Fund will use a default cost basis method they have chosen, which should have been communicated to you. The cost basis method elected by you (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. You should consult with your tax advisor to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to you. Shareholders should also carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective as of July 1, 2014 (and proceeds of sales in respect of a Fund’s shares, including certain capital gain dividends, received by such Fund’s shareholders beginning after December 31, 2018) for shareholders who own their shares through non-U.S. accounts or non-U.S. intermediaries, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind, generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange plus any net amount of cash received by the purchaser in the exchange, and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered plus any net amount of cash paid for the Creation Units. An Authorized Participant who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units, or an exchange of Creation Units for securities, cannot be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

Each Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

As noted above, investment income earned by a Fund may be subject to non-U.S. taxes, in particular, taxes imposed by China. If, as is expected, more than 50% of the total assets of a Fund at the close of a year consist of non-U.S. stocks or securities, such Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may, in such case, be entitled to either a tax deduction in calculating your taxable income, or a credit in calculating your U.S. federal income tax. Your ability to use non-U.S. tax credits is subject to certain generally applicable limitations, as further described in the SAI. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, non-U.S. countries and U.S. possessions.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account. Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in a Fund.

Additional important information about taxes is in the SAI.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the end-of-day market price of a Fund’s Shares was greater than the Fund’s NAV (i.e., a “premium”), and the number of days that the end-of-day market price of a Fund’s shares was less than the Fund’s NAV (i.e., a “discount”) for various time periods, is available by visiting the Funds’ website at http://www.csopasset.us/en-us/home/.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a Securities and Exchange Commission (“SEC”) exemptive order issued to the Trust, including the condition that such investment companies enter into an agreement with the particular Fund. However, because the CSOP FTSE China A50 ETF, in reliance on SEC guidance, invests in one or more other investment companies beyond the Section 12(d)(1) limits, other registered investment companies currently are not permitted to rely on the Trust’s order to invest in the CSOP FTSE China A50 ETF beyond the limits set forth in Section 12(d)(1).

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in annual report, which is available upon request.

For a share of beneficial interest outstanding throughout the year ended September 30, unless otherwise noted:

CSOP FTSE CHINA A50 ETF

Selected Data for a Share of Common Stock Outstanding Throughout each Period Indicated:

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015*
NET ASSET VALUE, Beginning of Period	$15.09	$17.00
Income (loss) from operations:
Net investment income (loss)(a)	0.13	0.17
Net realized and unrealized gain (loss)(b)	0.50	(2.08)
Total income (loss) from operations	0.63	(1.91)
Less Distributions From:
Net investment income	(2.38)	—
Net realized gains	—	—
Total distributions	(2.38)	—
NET ASSET VALUE, End of Period	$13.34	$15.09
MARKET VALUE, End of Period	$13.52	$14.93
NET ASSET VALUE, Total Return(c)	3.07%	(11.24)%
MARKET PRICE, Total Return(d)	5.58%	(12.18)%
Net Assets, End of Period (thousands)	$6,082	$6,880
Ratios of Average Net Assets:
Total Expenses	0.70%	0.99%**
Net Expenses	0.69%	0.99%**
Net Investment Income (Loss)	0.95%	1.44%**
Portfolio Turnover Rate(e)	410%	266%

*	Commencement of operations, March 10, 2015.
**	Annualized.
(a)	Per share amounts have been calculated using the Average Shares Method.
(b)	Amounts disclosed do not appear consistent with the numbers shown for these captions on the Statement of Operations and Statement of Changes in Net Assets due to the timing of subscriptions and redemptions.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(d)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

Selected Data for a Share of Common Stock Outstanding Throughout the Period Indicated:

For the Period Ended September 30, 2016*
NET ASSET VALUE, Beginning of Period	$30.00
Income (loss) from operations:
Net investment income (loss)(a)	0.13
Net realized and unrealized gain (loss)	(3.72)
Total income (loss) from operations	(3.59)
NET ASSET VALUE, End of Period	$26.41
MARKET VALUE, End of Period	$26.37
NET ASSET VALUE, Total Return(b)	(11.97)%
MARKET PRICE, Total Return(c)	(12.10)%
Net Assets, End of Period (thousands)	$1,320
Ratios of Average Net Assets:
Net Expenses	0.79%**
Net Investment Income (Loss)	0.49%**
Portfolio Turnover Rate(d)	70%

*	Commencement of operations, October 20, 2015.
**	Annualized.
(a)	Per share amounts have been calculated using the Average Shares Method.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(c)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

CSOP CHINA CSI 300 A-H DYNAMIC ETF

Selected Data for a Share of Common Stock Outstanding Throughout the Period Indicated:

For the Period Ended September 30, 2016*
NET ASSET VALUE, Beginning of Period	$30.00
Income (loss) from operations:
Net investment income (loss)(a)	0.14
Net realized and unrealized gain (loss)	(2.91)
Total income (loss) from operations	(2.77)
NET ASSET VALUE, End of Period	$27.23
MARKET VALUE, End of Period	$27.14
NET ASSET VALUE, Total Return(b)	(9.23)%
MARKET PRICE, Total Return(c)	(9.53)%
Net Assets, End of Period (thousands)	$1,361
Ratios of Average Net Assets:
Net Expenses	0.75%**
Net Investment Income (Loss)	0.53%**
Portfolio Turnover Rate(d)	111%

*	Commencement of operations, October 20, 2015.
**	Annualized.
(a)	Per share amounts have been calculated using the Average Shares Method.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(c)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

DISCLAIMERS

None of the Index Providers is affiliated with the Trust, the Adviser, the Trust’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.

FTSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR STRATEGY OR ANY DATA INCLUDED HEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FURTHERMORE, CSOP FTSE CHINA A50 ETF IS NOT IN ANY WAY SPONSORED, ENDORSED, SOLD OR PROMOTED BY FTSE OR THE LONDON STOCK EXCHANGE GROUP (“LSEG”) COMPANIES (TOGETHER, THE “LICENSOR PARTIES”), AND NONE OF THE LICENSOR PARTIES MAKE ANY CLAIM, PREDICTION, WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESSLY OR IMPLIEDLY, AS TO ANY OF: (I) THE RESULTS TO BE OBTAINED FROM THE USE OF THE INDEX (UPON WHICH CSOP FTSE CHINA A50 ETF IS BASED); (II) THE FIGURE AT WHICH THE INDEX IS SAID TO STAND AT ANY PARTICULAR TIME ON ANY PARTICULAR DAY OR OTHERWISE; OR (III) THE SUITABILITY OF THE INDEX FOR THE PURPOSE TO WHICH IT IS BEING PUT IN CONNECTION WITH CSOP FTSE CHINA A50 ETF. NONE OF THE LICENSOR PARTIES HAVE PROVIDED OR WILL PROVIDE ANY FINANCIAL OR INVESTMENT ADVICE OR RECOMMENDATION IN RELATION TO THE INDEX TO THE ADVISER OR ITS CLIENTS. THE INDEX IS CALCULATED BY FTSE OR ITS AGENT. NONE OF THE LICENSOR PARTIES SHALL BE (A) LIABLE (WHETHER IN NEGLIGENCE OR OTHERWISE) TO ANY PERSON FOR ANY ERROR IN THE INDEX OR (B) UNDER ANY OBLIGATION TO ADVISE ANY PERSON OF ANY ERROR THEREIN.

ALL RIGHTS IN THE INDEX VEST IN FTSE. “FTSE®” IS A TRADEMARK OF LSEG, AND IS USED BY FTSE UNDER LICENSE.

CSOP MSCI China A International Hedged ETF is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, or any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI indices are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by the Adviser. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indices which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or owners of the Fund or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI indices. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Fund are redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indices from sources that MSCI considers reliable, none of the MSCI parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Fund, owners of the Fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI parties makes any express or implied warranties of any kind, and the MSCI parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contact MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The CSI 300 Smart Index is compiled and calculated by China Securities Index Co., Ltd. (“CSI”) All copyrights in the Index values and constituent list vest in CSI. CSI will apply all necessary means to ensure the accuracy of the Index. However, CSI does not guarantee its instantaneity, completeness or accuracy, nor shall it be liable (whether in negligence or otherwise) to any person for any error in the Index or under any obligation to advise any person of any error therein.

CSOP ETF Trust

Investment Adviser

CSOP Asset Management Limited
2801-2803, Two Exchange Square
8 Connaught Place
Central, Hong Kong

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue
Washington, DC 20004

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (the “SAI”): The SAI, dated January 30, 2017, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list each Fund’s holdings and contain information from the Adviser about investment strategies, as well as recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, an Annual or Semi-Annual Report, or More Information:

By Telephone: 1-844-209-2937

By Mail: ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203

By Internet: http://www.csopasset.us/en-us/home/

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about CSOP ETF Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22998